Prospectus Supplement	April 17, 2019

Putnam Short Duration Bond Fund
Prospectus dated February 28, 2019

Effective June 1, 2019, the first paragraph in the section Fund distributions and taxes is replaced in its entirety with the following. The remainder of the section remains unchanged.

The fund declares a distribution daily based on our projections of its net investment income. The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

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